Ivy Funds

Supplement dated October 30, 2015 to the

Ivy Apollo Strategic Income Fund and Ivy Apollo Multi-Asset Income Fund

Statement of Additional Information

dated October 1, 2015

Effective October 30, 2015, LaSalle Investment Management Securities, LLC is the sole investment subadviser to the Global Real Estate Strategy Sleeve of the Ivy Apollo Multi-Asset Income Fund. All references to LaSalle Investment Management Securities, B.V., as well as all references to LaSalle BV or LaSalle B.V., are removed from this Statement of Additional Information. In addition, all references to LaSalle US and LaSalle Securities are changed to LaSalle.

Supplement	Statement of Additional Information	1